UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

BBX CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-56177	82-4669146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Las Olas Boulevard, Suite 1900, Fort Lauderdale, Florida		33301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act: None

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In October 2020, Renin Canada Corp. and Renin US LLC, each of which is a wholly-owned subsidiary of Renin Holdings, LLC (“Renin”),  a wholly-owned subsidiary of BBX Capital, Inc. (the “Company”),  entered into a credit agreement (the “2020 TD Bank Credit Facility”) with The Toronto-Dominion Bank (“TD Bank”) which provides for a $30.0 million term loan and an operating loan of up to $20.0 million (the “Operating Loan”). Pursuant to the terms of the 2020 TD Bank Credit Facility, Renin has guaranteed the obligations of the borrowers under the facility, and the facility is collateralized by all of Renin’s assets. In addition, the Company has entered into a Pledge Agreement pursuant to which it has pledged all of its membership interests in Renin as security for the borrower’s obligations under the 2020 TD Bank Credit Facility.

On July 13, 2021, the 2020 TD Bank Credit Facility was amended to increase the availability under the Operating Loan from $20.0 million to $24.0 million through December 31, 2021, at which time the availability under the Operating Loan will revert to $20.0 million and any amounts outstanding in excess of $20.0 million must be repaid by Renin. In addition, the amendment to the 2020 TD Bank Credit Facility temporarily increases the maximum total leverage ratio included in the financial covenants of the facility and prohibits Renin from making distributions to the Company through July 1, 2022, at which time the leverage ratio and Renin’s ability to make distributions to the Company will revert to the requirements under the existing facility.

The foregoing description of the amendment to the 2020 TD Bank Credit Facility is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the amendment to the 2020 TD Bank Credit Facility, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1First Amendment to 2020 TD Bank Credit Facility Agreement, dated as of July 13, 2021, by and among Renin Canada Corp., Renin US LLC, and The Toronto-Dominion Bank.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 19, 2021

BBX Capital, Inc.

By: /s/ Brett Sheppard

      Brett Sheppard

      Chief Financial Officer